EXHIBIT 10.2

EQUIPMENT SCHEDULE

(Quasi Lease - Fixed Rate)

SCHEDULE NO. 003

DATED THIS July 27, 2001

TO MASTER LEASE AGREEMENT

DATED AS OF May 10, 2001

Lessor & Mailing Address:	Lessee & Mailing Address:

General Electric Capital Corporation	Variagenics, Inc.
401 Merritt 7 2nd Floor	60 Hamphire Street
Norwalk, CT 06856	Cambridge, MA 02139

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement", said Agreement and this Schedule being collectively referred to as "Lease").  This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.      Equipment:  Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "Equipment").

Number of Units	Capitalized Lessor's Cost	Manufacturer	Serial Numbers	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE APART HEREOF.

B.      Financial Terms

1.	Advance Rent (if any): $ 4,300.42.	6.	Lessee Federal Tax ID No.: 043182077.
2.	Capitalized Lessor's Cost: $ 175,788.35.	7.	Last Delivery Date: _July 27, 2001.
3.	Basic Term (No. of Months): 48 Months.	8.	Daily Lease Rate Factor: .0815.
4.	Basic Term Lease Rate Factor: 2.44636.	9.	Interest Rate: 8.49% per annum.
5.	Basic Term Commencement Date: August 1, 2001.	10.	Option Payment: $ 1.00

11.	First Termination Date: n/a (_____) months after the Basic Term Commencement Date.

12.

Interim Rent:  For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim  Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period.  Interim Rent shall be due on August 1, 2001 .

13.

Basic Term Rent.  Commencing on _August 1, 2001_and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

14.	Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.      Interest Rate:  Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.      Property Tax

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN CAMBRIDGE, MA.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.       Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS SEE EXHIBIT A FOR SUPPLIERS NAMES (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.       Stipulated Loss and Termination Value Table*

	Termination Value Percentage	Stipulated Loss Value Percentage		Termination Value Percentage	Stipulated Loss Value Percentage

Rental Basic

Rental

1	100.554	104.501	25	54.766	57.244
2	98.796	102.682	26	52.686	55.102
3	97.026	100.851	27	50.590	52.945
4	95.244	99.007	28	48.480	50.774
5	93.449	97.151	29	46.355	48.588
6	91.642	95.283	30	44.215	46.386
7	89.821	93.401	31	42.059	44.170
8	87.988	91.507	32	39.889	41.938
9	86.142	89.599	33	37.703	39.691
10	84.283	87.679	34	35.502	37.428
11	82.411	85.745	35	33.285	35.150
12	80.525	83.799	36	31.052	32.857
13	78.626	81.838	37	28.804	30.547
14	76.714	79.865	38	26.540	28.222
15	74.788	77.878	39	24.260	25.880
16	72.849	75.877	40	21.964	23.523
17	70.896	73.863	41	19.651	21.149
18	68.929	71.835	42	17.323	18.759
19	66.948	69.793	43	14.977	16.353
20	64.953	67.737	44	12.616	13.930
21	62.945	65.667	45	10.237	11.490
22	60.922	63.583	46	7.842	9.034
23	58.884	61.484	47	5.430	6.560
24	56.833	59.371	48	3.001	4.070

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table.  In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.      Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name

Address

Amount

Variagenics, Inc.	60 Hampshire Street, Combridge, MA 02139	$175,788.35

          This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above is in good condition and appearance, has been delivered and installed (if applicable) as of the date stated above and in working order; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

          Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code.  Further, Lessee irrevocably grants to Lessor the power to sign Lessee's name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

          Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:
General Electric Capital Corporation		Variagenics, Inc.

By:	/s/ John Edel	By:	/s/ Richard P. Shea

Name:	John Edel	Name:	Richard P. Shea

Title:	SVP	Title:	Chief Financial Officer

Exhibit A

Schedule 03

             Company Name                    Variagenics, Inc.
             Equipment Location:           60 Hampshire st
                                                             Cambridge, MA 02139

		Equip Code				Unit Price	Ext. Price	Invoice Total	Vendor Total
Item#	Supplier		Description	QTY	Serial #					PO #	Invoice #	Inv Date	Ck #
Ck Amt

1	CDW Computer Center	COMP	Compaq deskpro EN 7/600 SFF 10GB	10	S6045DFG5C566, S6045DFG5C571, S6045DFG5C573, S6045DFG5C574, S6045DFG5C581, S6045DFG5C588, S6045DFG5C653, S6045DFG5D378, S6045DFG5D460, S6045DFG5D513	638.99	6,389.90			6883A	DG62129	2/15/2001	12899	6,773.48
		COMP	Kingston 64MB CPQ EN EP SDRAM	10		48.99	489.90
		FREIGHT	Shipping & handling	1		129.64	129.64	$7,009.44
		COMP	Compaq deskpro EN 7/600 SFF 10GB 64MB	20	6032DFG3B168, 6032DFG3B171, 6032DFG3B172, 6032DFG3B173, 6032DFG3B176, 6032DFG3B177, 6032DFG3B178, 6032DFG3B179, 6032DFG3B180, 6032DFG3B182, 6032DFG3B183, 6032DFG3B184, 6032DFG3B189, 6032DFG3B219, 6032DFG3B220, 6032DFG3B250, 6033DFG3A340, 6033DFG3A125, 6033DFG3A338, 6033DFG3A343	548.99	10,979.80			010322	DM91434	3/30/2001	13402	22,730.80
		COMP	Kingston 64MB CPQ Deskpro EN 1	20		42.99	859.80
		FREIGHT	Shipping & handling	1		232.11	232.11	$12,071.71
		COMP	IBM TP 570E 7/500 12 GB 64MB W9	1		1,389.99	1,389.99			010322	DM36611	3/27/2001	13402	22,730.80
		FREIGHT	Shipping & handling	1		22.16	22.16	$1,412.15
		COMP	EPS Powerlite 710C Projector	1		4,555.99	4,555.99			6686	CY70362	12/19/2000	12302	7,577.27
		FREIGHT	Shipping & handling	1		32.50	32.50	$4,588.49	$25,081.79

2	General Technics, Inc.	COMP	IPC Case 3 Bay 1U ATX 200W (Beige)	24	CS440	210.00	5,040.00			7187	026061	4/11/2001	13417	21,710.07
		COMP	Intel PIII FC uATX MB, Video Lan Audio	24	MB570	185.75	4,458.00
		COMP	Intel PIII FC-PGA 750 mhz CPU	24	CP353	215.25	5,166.00
		COMP	Super Copper Cooler, Low Profile, S7/370	24	HW125	10.00	240.00
		COMP	256mb PC133 SDRAM Dimm Memory	24	CP244	128.50	3,084.00
		COMP	WD 20 gb 5400 rpm, Ultra100 IDE HD	24	HD720	124.75	2,994.00
		COMP	1.44 Floppy Drive(3.5) Teac White	24	FD103	23.75	570.00
		FREIGHT	Shipping	1		158.07	158.07	$21,710.07	$21,710.07

3	Global Equipment Co.	COMP	48IN L Lan Station	2	752172	999.00	1,998.00			7111	81063333	3/30/2001	13267	2,238.00
		COMP	Caster KIT for 48IN OR 72IN	2	752175	45.00	90.00
		FREIGHT	Shipping	1		150.00	150.00	$2,238.00	$2,238.00

4	MJ Research, Inc	LAB	DNA Engine Chassis	1	EN014510	5,495.00	5,495.00			7092	93057	3/30/2001	13275	7,523.00
		LAB	Alpha Unit for PTC-200/225 96V	1	AL041321	1,995.00	1,995.00
		FREIGHT	Shipping	1		33.00	33.00	$7,523.00	$7,523.00

5	MicroWarehouse	COMP	Power MAC G4 Cube 450MHZ/64MB	2	SSG109071K59, SSG110040K59	1,284.00	2,568.00			7235	P66483590001	4/20/2001	13491	2,988.69
		COMP	128MB PC100 W/Power MAC G4 Dual/Cubes	2		150.00	300.00
		COMP	MAC Install Hardware	2		29.00	58.00	$2,926.00
		COMP	PRN HP LaserJet 8150HN 32ppm 1200DPI	1		5,150.00	5,150.00			6984	P63307480102	3/7/2001	13273	9,084.32
		FREIGHT	Shipping	1		207.33	207.33	$5,357.33
		COMP	HP 64MB 100MHZ SYNC DIMM (FOR LASERJET)	1		510.00	510.00			6984	P63307480101	3/8/2001	13108	550.49
		FREIGHT	Shipping	1		20.50	20.50	$530.50
		COMP	LAP TP 570E P3/450 6/64/56k 13.3 XGA TFT	2	S78BC638 S78BC652	1,299.00	2,598.00			6947	P62512980001	2/26/2001	13273	9,084.32
		COMP	MEM Puser 128MB PC100 SDRAM Sodimm	2		80.00	160.00
		COMP	Realport ethernet 10/100 PC card	2		127.00	254.00
		COMP	IBM ultrabase for thinkpad 570	2		115.00	230.00
		COMP	IBM 24x CD-Rom	2		208.00	416.00
		FREIGHT	Shipping	1		68.99	68.99	$3,726.99
		COMP	LAP TP 570E P3/450 6/64/56k 13.3 XGA TFT	2	S78BC691 S78BC582	1,499.00	2,998.00			6884	P61461560001	2/12/2001	12994	14,806.03
		COMP	MEM Puser 128MB PC100 SDRAM Sodimm	2		80.00	160.00
		COMP	Realport ethernet 10/100 PC card	2		127.00	254.00
		COMP	IBM ultrabase for thinkpad 570	2		115.00	230.00
		COMP	IBM 24x CD-Rom	2		139.00	278.00
		FREIGHT	Shipping	1		43.37	43.37	$3,963.37
		COMP	LAP TP 570E P3/450 6/64/56k 13.3 XGA TFT	2	S78BC647 S78BC429	1,499.00	2,998.00			6901	P61697380001	2/14/2001	12994	14,806.03
		COMP	MEM Puser 128MB PC100 SDRAM Sodimm	2		80.00	160.00
		COMP	Realport ethernet 10/100 PC card	2		127.00	254.00
		COMP	IBM ultrabase for thinkpad 570	2		115.00	230.00
		COMP	IBM 24x CD-Rom	2		139.00	278.00
		FREIGHT	Shipping	1		43.37	43.37	$3,963.37
		COMP	LAP TP 570E P3/450 6/64/56k 13.3 XGA TFT	3	S78BC569 S78BC543 S78BC636	1,499.00	4,497.00			6884	P61456470001	2/12/2001	12994	14,806.03
		COMP	MEM Puser 128MB PC100 SDRAM Sodimm	3		80.00	240.00
		COMP	Realport ethernet 10/100 PC card	3		127.00	381.00
		COMP	IBM ultrabase for thinkpad 570	3		115.00	345.00
		COMP	IBM 24x CD-Rom	3		139.00	417.00
		FREIGHT	Shipping	1		55.30	55.30	$5,935.30
		COMP	LAP TP 570E P3/450 6/64/56k 13.3 XGA TFT	1	1S26445AU78BC130	1,499.00	1,499.00			6848	P60821970001	2/2/2001	12878	2,025.16
		COMP	IBM ultrabase for thinkpad 570	1		115.00	115.00
		COMP	IBM 24x CD-Rom	1		139.00	139.00
		COMP	Shipping	1		22.22	22.22	$1,775.22
		COMP	LAP TP 570E P3/450 6/64/56k 13.3 XGA TFT	1	S78BC471	1,599.00	1,599.00			6715	P58359920001	1/3/2001	12477	3,544.29
		COMP	MEM Puser 64MB PC133 SDRAM	1		79.95	79.95
		COMP	Realport ethernet 10/100 PC card	1		109.00	109.00
		COMP	CPU Deskpro EX C/566 10/64/48x	1	6B0BFR73D07Z	509.00	509.00
		COMP	IBM ultrabase for thinkpad 570	1		115.00	115.00
		COMP	IBM 24x CD-Rom	1		139.00	139.00
		FREIGHT	Shipping	1		52.35	52.35	$2,603.30
		COMP	LAP TP 570E P3/450 6/64/56k 13.3 XGA TFT	1	1S26445AU78BC126	1,599.00	1,599.00			6820	P60446230001	1/30/2001	12692	4,800.00
		COMP	IBM ultrabase for thinkpad 570	1		115.00	115.00
		COMP	IBM 24x CD-Rom	1		139.00	139.00
		FREIGHT	Shipping	1		36.99	36.99	$1,889.99
		COMP	LAP TP 570E P3/450 6/64/56k 13.3 XGA TFT	1	1S26445AU78BD092	1,599.00	1,599.00			6766	P59344700001	1/16/2001	12692	4,800.00
		COMP	IBM ultrabase for thinkpad 570	1		115.00	115.00
		COMP	IBM 24x CD-Rom	1		139.00	139.00
		COMP	MEM Puser 64MB PC133 SDRAM	1		49.95	49.95
		FREIGHT	Shipping	1		20.98	20.98	$1,923.93	$34,595.30

6	PC Connection Sales Corp.	COMP	Power Mac G4 w/128MB Upgde	1		1,292.51	1,292.51			6959	31182416	3/1/2001	13122	7,527.39
		FREIGHT	Shipping	1		35.74	35.74
		TAX	Sales Tax	1		64.63	64.63	$1,392.88
		COMP	Power Mac G4 Cube	4	SSG0375L1K59, SXA102QB4K59, SSG035DUHK59, SSG035DK5K59	1,199.00	4,796.00			7052	31272958	3/21/2001	13122	7,527.39
		FREIGHT	Shipping	1		71.42	71.42
		TAX	Sales Tax	1		239.80	239.80	$5,107.22
		COMP	Power Mac G4 w/128MB Upgde	1		1,299.00	1,299.00			6885	31094781	2/12/2001	12931	2,111.51
		FREIGHT	Shipping	1		36.04	36.04
		TAX	Sales Tax	1		64.95	64.95	$1,399.99	$7,900.09

7	Tomtec Inc.	LAB	Ultrasonic Tip Washing Station	1	4185	2,250.00	2,250.00			7173	10680	4/11/2001	13509	2,260.97
		FREIGHT	Shipping	1		10.97	10.97	$2,260.97	$2,260.97

8	ThremoSavant	LAB	Corrosion-Resistant Gel	2	GP110-115	2,180.00	4,360.00			7006	42938	3/30/2001	13282	4,380.58
		FREIGHT	Shipping	1		20.58	20.58	$4,380.58	$4,380.58

9	VWR Scientific Product	LAB	Multi-Drop Deep Well Disp	1	5840177	6,645.25	6,645.25			6825	6511439	2/16/2001	12945	23,932.87
		LAB	Disp. Cassette	1	24070300	784.00	784.00	$7,429.25
		LAB	Freezer UPRT	1		5,166.00	5,166.00	$5,166.00		6881	6657549	3/2/2001	13152	25,047.41
		LAB	VAC, Controler, W/34LPM1	1		4,448.50	4,448.50			6644	6744703	3/12/2001	13152	25,047.41
		LAB	Dry Ice Trap, Glass	1		250.10	250.10	$4,698.60
		LAB	Microplus carriers	4		1,091.20	4,364.80	$4,364.80	$21,658.65	7112	6911336	3/27/2001	13292	17,311.18

10	Waters Corporation	LAB	Gradient Compnent Systems	1		36,490.50	36,490.50
		LAB	BussaT/IN kit	1		1,510.50	1,510.50
		LAB	Fraction CollectorII	1		3,960.00	3,960.00
		LAB	EXT Flow Upgrade	1		1,185.00	1,185.00
		LAB	2487 Semi-Prep Taper Slit Cell	1		720.00	720.00
		LAB	Diverter Valve, Standard	1		619.00	619.00
		LAB	Xterra RP 18 Column 7uM	1		2,120.75	2,120.75
		LAB	S10SAX COL 25 CMX20MM Prep	1		1,139.85	1,139.85
		LAB	Xterra RP 18 Column 5uM	1		395.25	395.25
		LAB	S10SAX COL 15CMX4.6MM	1		250.75	250.75
		FREIGHT	Shipping	1		48.30	48.30	$48,439.90	$48,439.90	6649	263447119	2/12/2001	12866	48,439.90

			FUNDING TOTAL					$175,788.35	$175,788.35

Equipment Code	Total for Category	% of Total
LAB	$84,263.10	48%
COMP	$91,525.25	52%
TOTAL	$175,788.35	100%

VARIAGENICS, INC.

		BY:	/s/ Richard P. Shea

		TITLE:	CFO

INITIALS	/s/ RPS

ANNEX B

BILL OF SALE

             FOR One Seventy Five Thousand Seven Hundred Eight Eight—35/00 ($175,788.35) AND OTHER VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, VARIAGENICS, INC. (the “Seller”) does hereby sell, transfer and deliver to General Electric Capital Corporation (the “Buyer”), its successors and assigns, all of Seller’s right, title and interest in and to the following equipment (the “Equipment”):

             SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

             TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns, forever.

                The Seller warrants and represents that it owns (and has good and marketable title to) the Equipment free and clear of all liens and encumbrances, and has full power, right and authority to convey title thereto to the Buyer.  The foregoing warranty of title shall inure to the benefit of any purchaser of the Equipment from the Buyer and to General Electric Capital Corporation which is financing the purchase of the Equipment by the Buyer.

             Except for the foregoing warranty of title, the Equipment is sold, “AS-IS”, “WHERE-IS”, without warranty of merchantability or fitness.

             IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by a duly authorized officer this ____ day of __________, _______

VARIAGENICS, INC.
(Seller)

By:	/s/ Richard P. Shea

Title:	Chief Financial Officer

EQUIPMENT SCHEDULE

(Quasi Lease - Fixed Rate)

SCHEDULE NO. 004

DATED THIS July 27, 2001

TO MASTER LEASE AGREEMENT

DATED AS OF May 10, 2001

Lessor & Mailing Address:	Lessee & Mailing Address:
General Electric Capital Corporation	Variagenics, Inc.
401 Merritt 7 2nd Floor	60 Hamphire Street
Norwalk, CT 06856	Cambridge, MA 02139

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement", said Agreement and this Schedule being collectively referred to as "Lease").  This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.      Equipment:  Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "Equipment").

Number of Units	Capitalized Lessor's Cost	Manufacturer	Serial Numbers	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

B.      Financial Terms

1.	Advance Rent (if any): $29,454.02.	6.	Lessee Federal Tax ID No.: 043182077.
2.	Capitalized Lessor's Cost: $ 1,203,988.00.	7.	Last Delivery Date: _July 27, 2001.
3.	Basic Term (No. of Months): 48 Months.	8.	Daily Lease Rate Factor: .08.
4.	Basic Term Lease Rate Factor: 2.446371.	9.	Interest Rate: 8.49% per annum.
5.	Basic Term Commencement Date: August 1, 2001 .	10.	Option Payment: $ 1.00

11.	First Termination Date: N/A (_____) months after the Basic Term Commencement Date.

12.

Interim Rent:  For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim  Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period.  Interim Rent shall be due on _August 1, 2001_.

13.

Basic Term Rent.  Commencing on _August 1, 2001___ and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

14.	Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.      Interest Rate:  Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.      Property Tax

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN CAMBRIDGE, MA.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.       Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS SEE EXHIBIT A FOR SUPPLIERS NAMES (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.       Stipulated Loss and Termination Value Table*

	Termination Value Percentage	Stipulated Loss Value Percentage		Termination Value Percentage	Stipulated Loss Value Percentage

Rental Basic

Rental

1	100.554	104.501	25	54.766	57.244
2	98.796	102.682	26	52.685	55.102
3	97.026	100.851	27	50.590	52.945
4	95.244	99.007	28	48.480	50.774
5	93.449	97.151	29	46.355	48.587
6	91.642	95.282	30	44.214	46.386
7	89.821	93.401	31	42.059	44.169
8	87.988	91.506	32	39.889	41.938
9	86.142	89.599	33	37.703	39.691
10	84.283	87.679	34	35.501	37.428
11	82.410	85.745	35	33.285	35.150
12	80.525	83.798	36	31.052	32.856
13	78.626	81.838	37	28.804	30.547
14	76.714	79.865	38	26.540	28.221
15	74.788	77.878	39	24.260	25.880
16	72.849	75.877	40	21.963	23.523
17	70.896	73.863	41	19.651	21.149
18	68.929	71.835	42	17.322	18.759
19	66.948	69.793	43	14.977	16.352
20	64.953	67.737	44	12.615	13.929
21	62.944	65.667	45	10.237	11.490
22	60.921	63.583	46	7.841	9.033
23	58.884	61.484	47	5.429	6.560
24	56.832	59.371	48	3.000	4.069

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table.  In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.      Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name

	Address	Amount

Applied Biosystems	850 Lincoln Centre Drive, Foster City, CA 94404	$1,083,988.00
Variagenics, Inc.	60 Hampshire St., Cambridge, MA 02139	$120,000.00

          This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above is in good condition and appearance, has been delivered and installed (if applicable) as of the date stated above and in working order; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

          Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code.  Further, Lessee irrevocably grants to Lessor the power to sign Lessee's name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

          Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:
General Electric Capital Corporation		Variagenics, Inc.

By:	/s/ John Edel	By:	/s/ Richard P. Shea

Name:	John Edel	Name:	Richard P. Shea

Title:	SVP	Title:	Chief Financial Officer

Exhibit A

Schedule 04

                Company Name                    Variagenics, Inc.

                Equipment Location:           60 Hampshire St.

                                                                Cambridge, MA 02139

		Equip Code				Unit Price	Ext. Price	Invoice Total	Vendor Total
Item#	Supplier		Description	QTY	Serial #					PO #	Invoice #	Inv Date	Ck #	Ck Amt
1	Applied Biosystems	LAB	3700 DNA Analyzer Sequencing	4	100001936 100001932 100001898 100001910	300,000.00	1,200,000.00			6603	91084114	3/21/2001
		FREIGHT	Shipping	4		3,988.00	3,988.00	$1,203,988.00	$1,203,988.00

			FUNDING TOTAL					$1,203,988.00	$1,203,988.00

Equipment Code	Total for Category% of	Total
LAB	$1,200,000.00	100%
FREIGHT	$3,988.00	0%
TOTAL	$1,203,988.00	100%

VARIAGENICS, INC.

BY:	/s/ Richard P. Shea

TITLE:	CFO

Equipment Code List

COMP = Computer Hardware

FURN = Furniture

LAB = Lab Equipment

MANUF = Manufacturing

OFC = Office Equipment

OTHER = Other than listed above

SOFT = Computer Software

TEL = Telephone

TEST = Electronic Test Equipment

TI = Tenant Improvements

ANNEX B

BILL OF SALE

             FOR One Million Two-Hundred Three Thousand Nine-Hundred Eighty-Eight and—00/00 ($1,203,988.00) AND OTHER VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, VARIAGENICS, INC. (the “Seller”) does hereby sell, transfer and deliver to General Electric Capital Corporation (the “Buyer”), its successors and assigns, all of Seller’s right, title and interest in and to the following equipment (the “Equipment”):

             SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

             TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns, forever.

                The Seller warrants and represents that it owns (and has good and marketable title to) the Equipment free and clear of all liens and encumbrances, and has full power, right and authority to convey title thereto to the Buyer.  The foregoing warranty of title shall inure to the benefit of any purchaser of the Equipment from the Buyer and to General Electric Capital Corporation which is financing the purchase of the Equipment by the Buyer.

             Except for the foregoing warranty of title, the Equipment is sold, “AS-IS”, “WHERE-IS”, without warranty of merchantability or fitness.

             IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by a duly authorized officer this _12_ day of _ July__, _2001

VARIAGENICS, INC.
(Seller)

By:	/s/ Richard P. Shea

Title:	Chief Financial Officer